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                                                              EXHIBIT 23.1

                      INDEPENDENT AUDITORS' CONSENT

  We consent to the use in this Amendment No. 3 to Registration Statement No. 333-00433 of BE Aerospace, Inc. on Form S-4 of our report dated April 21, 1995, appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the heading "Experts" in such Prospectus.

Deloitte & Touche LLP
Costa Mesa, California

March 22, 1996